SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPROTT FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
_______________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:
_______________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:
_______________________________________________________________________________

5)	Total fee paid:
_______________________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
_______________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:
_______________________________________________________________________________

3)	Filing Party:
_______________________________________________________________________________

4)	Date Filed:

_______________________________________________________________________________

EXCHANGE TRADED CONCEPTS TRUST 10900 Hefner Pointe Drive, Suite 400 Oklahoma City, Oklahoma 73120

IMPORTANT REMINDER

Dear Shareholder,

We still need your help. The Special Meeting of Shareholders of your ETF, North Shore Global Uranium Mining ETF (ticker symbol: URNM), was adjourned to March 23rd. We have not yet received your important voting instructions. It is critical that we receive your response so that we may proceed with the important business of the fund.

For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/etc/docs/uranium2021.pdf.

Please cast your vote today.

Sincerely,

J. Garrett Stevens

President and Trustee, Exchange Traded Concepts Trust